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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number      811-21260

CM Advisors Family of Funds

(Exact name of registrant as specified in charter)

805 Las Cimas Parkway, Suite 430 Austin, Texas	78746
(Address of principal executive offices)	(Zip code)

Tina H. Bloom, Esq.

Ultimus Fund Solutions, LCC     225 Pictoria Drive, Suite 450     Cincinnati, Ohio 45246

(Name and address of agent for service)

Registrant's telephone number, including area code:  (512) 329-0050

Date of fiscal year end:         February 28, 2011

Date of reporting period:       February 28, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

CM Advisors Family of Funds

Annual Report 2011

CM Advisors Fund
CM Advisors Opportunity Fund
CM Advisors Fixed Income Fund

February 28, 2011

This report and the financial statements contained herein are submitted for the general information of the shareholders of the CM Advisors Family of Funds (the “Funds”). This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus. Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

CM Advisors Family of Funds
Letter to Shareholders	April 20, 2011

Dear Shareholders,

For the fiscal year ended February 28, 2011, CM Advisors Fund (“CMAFX”) had a return of 18.43% versus 24.25% for its benchmark, the Russell 3000 Index. For the fiscal two-year annualized return, CMAFX returned 36.53% versus 39.21% for its benchmark. For the fiscal three-year annualized return, CMAFX returned 3.10% versus 3.06% for its benchmark.

CM Advisors Opportunity Fund (“CMOGX”) commenced operations on November 1, 2010, and therefore had only four months of performance prior to the end of its fiscal year. During the first four months ended February 28, 2011, CMOGX returned 5.80% versus 19.07% for its benchmark, the Russell 2000 Growth Index. Most of this difference in performance occurred in the first two months of the Fund’s operations. While the Fund has still underperformed the benchmark since inception, as of April 15, 2011, the underperformance gap has narrowed as the Fund’s inception performance is now 10.16% versus 22.99% for its benchmark. Regardless, we believe four months is far too short a period of time in which to evaluate this Fund. Moreover, we believe we are setting a solid foundation that will allow us to accomplish the Fund’s goals over the long run.

For the fiscal year ended February 28, 2011, CM Advisors Fixed Income Fund (“CMFIX”) had a return of 6.63% versus 4.93% for its benchmark, the Barclays Capital U.S. Aggregate Bond Index. For the fiscal two-year annualized return, CMFIX returned 10.95% versus 7.11% for its benchmark.

As a point of interest, in March 2011, CMFIX completed its fifth year of operations (inception date 3/24/06). Based on its five-year annualized return of 8.19% for the period ended March 31, 2011, and out of 162 funds in Morningstar’s Multisector bond category*, Morningstar® has rated CMFIX 4-Stars. In addition, CMFIX was rated 4-Stars (among 211 Multisector Bond funds) for the Overall period ended March 31, 2011. Morningstar ratings are based on risk-adjusted returns.

CM Advisors Fund (“CMAFX”):

While CMAFX underperformed its benchmark during the fiscal year ended February 28, 2011, in absolute terms it still performed very well, returning 18.43%. This brings the fiscal two-year annualized return to 36.53%. In short, CMAFX has shown strong returns since the bottom of the market. (The official market bottom was on March 9, 2009.)

Leading contributors to the Fund’s performance over the past fiscal year have come from the Consumer Discretionary, Industrials, Energy, and Information Technology sectors. More specifically, in the Consumer Discretionary sector, small-cap stock CPI Corporation, which operates the portrait studios in Sears, Wal-Mart, and Toys R Us, contributed 2.21% to the Fund’s total return and was therefore the Fund’s biggest performance contributor. The Walt Disney Company and News Corporation were also top contributors in this sector, adding 0.88% and 0.42%, respectively, to the Fund’s total return.

In the Industrials sector, where CMAFX was over-weighted relative to the benchmark, 3M was the leading contributor, adding 0.61% to the Fund’s total return. Small-cap stock Harsco, a diversified provider of industrial services and engineered products, such as metal scaffolding, shoring and concrete forming equipment, as well as railway maintenance services, contributed 0.50% to the Fund’s total return. Large-cap stock General Electric also contributed 0.50% to the Fund’s total return. Other leading contributors in this sector were Jacobs Engineering Group, Emerson Electric, and United Parcel Services (UPS).

CMAFX had approximately 50% less exposure to the Energy sector than did the Russell 3000. This was a contributing factor to the Fund underperforming its benchmark. However, the companies in this sector that CMAFX owns performed very well. Frontier Oil contributed 1.14% to the Fund’s total return. Tidewater, Inc., which operates the world’s largest fleet of service vessels that transport supplies and personnel to offshore rigs and tows mobile rigs to new destinations, as well as operates Quality Shipyards, which constructs and repairs vessels, contributed 1.09% to the Fund’s total return. Valero Energy and Exxon Mobil contributed 0.66% and 0.47%, respectively.

The Fund was over-weighted in Information Technology relative to the Russell 3000. Though CMAFX underperformed the benchmark in this sector, it had many solid contributors to the total return. Applied Materials was responsible for 0.95% of the Fund’s total return, while Texas Instruments contributed 0.93%. Small-cap stock Newport Corporation, which supplies laser technology and testing, measurement, and automation systems and subsystems that automate manufacturing, contributed 0.76%. Dell and Automatic Data Processing (a quasi-tech company only in the sense that it uses technology to provide its services that satisfy companies’ human resource needs, such as payroll processing and benefits administration) round out the remaining top performers for CMAFX in this sector, with contributions to the Fund’s total return of 0.54% and 0.49%, respectively.

The individual stocks that CMAFX owns in the Financial sector outperformed the Financial sector stocks included in the Russell 3000, 22.4% versus 17.45%. However, the Fund was approximately 50% under-weighted in Financials during the fiscal year relative to the Russell 3000, and thus it underperformed the benchmark in this sector by 0.94%. A solid performer in the Financial sector for the Fund was Marsh & McLennan, a professional services firm that offers risk-management advice and transaction services through the sale of insurance and consulting services, which added 1.13% to the Fund’s overall performance. Wells Fargo and American Express contributed 0.45% and 0.41%, respectively, to the Fund’s total return.

There were several individual names in other sectors that were solid performers as well. Coca-Cola added 1.18% to the Fund’s total return, whereas Verizon added 0.68%, and long-term U.S. Treasuries added 0.53%.

Over this past fiscal year, only three stocks produced negative results of greater than a quarter of one percent to the Fund’s total return. Hutchinson Technology was a drain of -0.91% to the Fund’s total return, while Microsoft and UnitedHealth Group each had a negative contribution of -0.42%.

The following chart shows the breakdown of the Fund’s asset allocation from the beginning of the fiscal year (March 1, 2010) through the end of the fiscal year (Feb. 28, 2011).

CM Advisors Fund Asset Allocation Over the Past Fiscal Year
Asset Class	2/28/2010	2/28/2011	Difference
Money Market Funds	12.64%	22.76%	10.12%
Large-Cap Stocks	63.50%	52.56%	-10.94%
Mid-Cap Stocks	10.43%	10.44%	0.01%
Small-Cap Stocks	10.65%	14.24%	3.59%
Long-term U.S. Treasuries	2.77%	0.00%	-2.77%
Total	100.00%	100.00%	0.00%
Source: Century Management and IDC

The two biggest differences in the Fund’s allocation mix are the decrease in large-cap stocks and the increase in cash equivalents (i.e., U.S. Treasury money market funds). During this fiscal year, the market at-large was quite volatile. For example, in March 2010, the Russell 3000 was up 6.30%, and then down -7.90% in May 2010. In June 2010, the Russell 3000 was down -5.75%, in July 2010, it was up 6.94%, and in August 2010, it was down -4.71%. But after August, the market and CMAFX forged ahead for the remainder of the fiscal year with substantial positive returns.

In September 2010, CMAFX was up 9.09%, and the Russell 3000, led by many of its small-cap constituents, was up 9.49%. With strong second-half fiscal-year performance and having appreciated more than 100% from the March 9, 2009, market lows, many stocks in the Fund began to trade between our internal fair value estimates and our sell points.

As part of our disciplined management process, we took this opportunity to lock in various gains as we trimmed some positions while selling others in full. For example, we sold Walgreen Co. and Walt Disney in full (for the fiscal year they were up 19.79% and 34.40%, respectively). Other large-cap stocks, such as American Express, Coca-Cola, Colgate-Palmolive, Emerson Electric and Marsh & McLennan, were trimmed to lock in gains and adjust for the risk as the prices on these stocks continued to appreciate. However, these stocks were not sold in full as we still believe on a reward-to-risk basis they are worth holding, albeit at smaller percentages.

The Financial Select Sector SPDR Fund and UnitedHealth Group were sold in full during the fiscal year for losses as they no longer met our investment criteria. In addition, other core holdings such as Microsoft and Wal-Mart were trimmed for portfolio management and asset allocation reasons.

In the end, these partial and complete sales were the material reason the Fund’s large-cap stock exposure was reduced. Furthermore, with the market at-large being in what we consider to be a fair value zone (i.e., halfway between our current buy and sell point) for the past six months, there have not been as many buying opportunities in which to reinvest all of the sale proceeds into new equities. Thus, by default, the Fund’s cash and cash equivalent holdings have increased during this past fiscal year as valuations have risen.

We believe the stock market at-large and CMAFX have greatly improved over the past two years. With that said, looking forward, we believe that the growth rate of the U.S. economy will likely be slower than its long-term historical average of 5% to 6% over the next few years. In addition, we also believe that corporate America’s near peak profit margins of roughly 9.5%, as reported by Bloomberg Finance, L.P., will not be sustainable over the long run. Thus, at current price levels, it is our belief that the average stock is selling at or just above its fair value today.

However, if we were to normalize earnings (i.e., use the 20-year average profit margin of 5.7% on the S&P 500 Index or even the median of 6.3% as reported by Bloomberg Finance, L.P.) instead of using peak margins, or use the 20-year average return on equity of 13% instead of Bloomberg’s projected 16.8%, and were to adjust interest rates to their long-term historical average (65-year Moody’s Baa corporate bond yield averages 7.5%), we believe, as a whole, the U.S. stock market is selling between 12% to 15% above fair value today. This suggests that while we are optimistic in our long-term view on the economy and future stock market returns, the short term could be volatile and needs to be approached with caution.

On the other hand, if the growth rate of the economy was back to its long-term historical average of 5% to 6% and some of the issues surrounding unemployment and housing were improved, we believe valuation metrics such as the current price to earnings (P/E) ratios for stocks would be considerably higher, especially when adjusted for the current low inflation and low interest rate environment.

Therefore, while we believe that stocks in general are currently not at bargain-basement prices, they are selling at price levels that give them the potential for good returns over the long run (i.e. five years and beyond), especially when compared to other asset classes. We do not project these higher returns to go in a straight line as we fully expect that the stock market will continue to be volatile, especially in the short run.

Moreover, we believe it is quite possible that over the next year or two we could experience another recession. However, we believe this next recession, if and when it occurs, will last two or three quarters and be more on the mild side, as compared to the sharp and extremely painful recession that we experienced two years ago.

By sticking to our value discipline, we believe this kind of market volatility should present us with the opportunity to buy stocks when we believe they are selling at prices that discount what seem to be many insolvable problems, i.e., bargain prices. However, when we cannot find bargains that meet our strict investment criteria, we will continue to hold cash or cash equivalents.

While there is much work to be done to overcome the economic problems that we face today, with a little time, we believe many of today’s seemingly “insolvable” problems will work themselves out, just as they have done for the last 100 years. For example, we believe:

•
Over the next two to three years, the majority of the residential real estate problems should be behind us. In other words, we believe prices in most markets will have bottomed and have begun the process of stabilizing, thereby helping inventory levels to work their way down towards more normal levels (at least on a national basis).

•	Over the next three to five years, consumer debt should be reduced closer to its long-term historical average.

•	Consumers and corporations will likely continue to build their cash savings that eventually will be used to fuel the future economic growth of the economy.

•	With enough pressure brought to bear by the American people, there is hope for pro-business regulations and tax policies from Washington, which in turn should help expand the labor force.

•	With a pickup in the overall economy, unemployment levels should begin a significant decline over the next four to six years.

•	We should see an increase in consumer confidence over the next five years.

As the country begins to overcome its economic challenges over these next five years, the economic pain facing the nation today should, in our opinion, begin to fade, and the long-term healing will be underway. As this is taking place, the U.S. stock market will likely suffer some setbacks along the way, but we believe the overall trend should be higher.

Once we get beyond the next five years, we believe the economic growth this country and the world should experience will be very impressive, especially when you consider the rapid pace of growth taking place around the globe in creating a middle class (i.e., people with higher discretionary income). In our view, many of today’s economic problems are behind us. As we begin to look out over the long run (5 years and beyond), we believe many U.S. companies and their corresponding stock prices are quite likely to be in another bull market.

The bottom line here is that overall, while the current economic recovery has been slow and there is still plenty of work to be done, progress is being made. Furthermore, history teaches us that after a period of bad times, lessons are learned, adjustments are made, and eventually markets tend to move back towards their long-term average returns and many times reach new heights. As a result, investors who have maintained their long-term focus and perspective have typically been rewarded.

As Benjamin Graham wrote in his book, The Intelligent Investor, “…Through all their vicissitudes and casualties, as earthshaking as they were unforeseen, it remained true that sound investment principles produced generally sound results. We must act on the assumption that they will continue to do so.”

CM Advisors Opportunity Fund (“CMOGX”):

CMOGX commenced operations on November 1, 2010. As such, there were only four months of performance prior to the end of the fiscal year. During these first four months ending on February 28, 2011, CMOGX returned 5.80% versus 19.07% for its benchmark, the Russell 2000 Growth Index. We believe four months is far too short a period of time in which to evaluate this Fund. Moreover, we believe we are setting a solid foundation that will allow us to accomplish the Fund’s goals over the long run.

The goal of this Fund is to achieve long-term growth of capital in the universe of small-cap and micro-cap equities. More specifically, the Fund seeks equities it believes show a high probability of superior prospects for above-average growth. At the same time, the Fund looks to protect the downside risk by employing disciplined tactics the Fund believes will help to achieve a high margin of safety; to limit the volatility of the returns of the portfolio; and to seek reasonable returns.

We believe that during the Fund’s short time of operation, the Fund has stayed true to its goal by protecting downside risk, but has thus far trailed its benchmark. During this time the benchmark did quite well, but the Fund’s equities did not follow. During these first two months, the cash level of the Fund was high and the strategy’s short sale discipline detracted from the performance of the equities.

In fact, when combined, these items represented roughly two thirds of the relative underperformance of the Fund. Finally, the benchmark benefitted from a large weighting in the Information Technology sector that increased almost 24% for the period; the Fund was underweighted in the sector by nearly 50% and its equities gained only one-third of the amount of the benchmark’s sector.

While the Fund has still underperformed the benchmark since inception, as of April 15, 2011, the underperformance gap has narrowed as the Fund’s inception performance is now 10.16% versus 22.99% for its benchmark. Again, with such a short history, we believe it is important to give the Fund more time to allow its strategy to take hold. We believe that the Fund’s discipline of employing downside protection will be to its benefit during the likely volatile times ahead.

CM Advisors Fixed Income Fund (“CMFIX”):

For the fiscal year ended February 28, 2011, CMFIX had a return of 6.63% versus 4.93% for its benchmark, the Barclays Capital U.S. Aggregate Bond Index. Over the past two fiscal years that ended February 28, 2011, CMFIX returned 10.95% annualized versus 7.11% for its benchmark.

As a point of interest, in March 2011, CMFIX completed its fifth year of operations (inception date 3/24/06). Based on its five-year annualized return of 8.19% for the period ended March 31, 2011, and out of 162 funds in Morningstar’s Multisector bond category*, Morningstar® has rated CMFIX 4-Stars.

Over the past two years the performance of CMFIX, both in absolute percentages and relative to its benchmark, was driven in large part by its weighting in corporate bonds and long-term U.S. Treasuries. On February 28, 2011, corporate bonds and long-term U.S. Treasuries made up 37.2% and 7.7%, respectively, of CMFIX’s portfolio. To gain further insight into the Fund’s portfolio characteristics, please see the summary table below.

CM Advisors Fixed Income Fund Weighted Averages as of February 28, 2011
Average Yield to Maturity (includes cash)	4.40%
Average Maturity (years)	10.9
Average Coupon (%)	4.76%
Average Duration (years)	7.0
Number of Issues	67
Source: Bloomberg, LP and IDC

Historically, there has been a strong directional correlation between long-term interest rates and nominal gross domestic product (“GDP”). For example, when the growth rate of nominal GDP increases, long-term interest rates tend to increase as investors will demand more yield to compensate for the added risk of higher inflation. This relationship can also be observed in reverse. As the rate of growth in nominal GDP slows, interest rates tend to fall as investors will demand less of a yield premium over current levels of inflation.

Looking back, the second half of 2009 through 2010 was an excellent example of this dynamic in practice. According to Bloomberg Finance, LP., as the recession ended in mid-2009, the growth rate of nominal GDP rose from 2.3% in Q3-2009 to 4.8% in Q1-2010 and during this time, thirty-year Treasury yields rose from approximately 4.0% to 4.8%. The yield on ten-year Treasury bonds also increased from 3.3% to 4.0%. We felt these higher rates were somewhat attractive and therefore increased the Fund’s percentage weighting of long-term U.S. Treasury bonds.

The rate of nominal GDP growth in the final months of 2009 and first few months of 2010 was strong enough to allow the Federal Reserve (“the Fed”) to go ahead as planned and terminate some of the emergency monetary stimulus programs they enacted during the financial crisis. Unwinding these programs, collectively referred to as quantitative easing (QE), is a tightening of monetary conditions. This tightening bias by the Fed proved to be short lived.

As the second quarter of 2010 came to an end, the growth rate in nominal GDP began to slow from 4.8% to 3.7%. While the rate of growth decreased, long-term interest rates decreased as well and the yields on ten- and thirty- year Treasury bonds fell to 2.5% and 3.5%, respectively. This drop in rates forced bond prices high enough that we deemed there to be little upside, and thus we sold most of the Fund’s long-term Treasury positions. By late August 2010, the Fed, concerned with the lack of follow-through in final demand, began to publicly talk about another monetary stimulus program commonly referred to as QE2. Thus, the Fed quietly did an about face, going from a tightening bias to an easing bias in a very short period of time. (Source: Bloomberg Finance, LP.)

This change of direction by the Fed did not go unnoticed by the bond market. Sensing the additional lift QE2 2010 would give to GDP, long-term U.S. Treasury rates went higher in short order. After the “official” announcement of QE2 in November 2010, ten- and thirty-year U.S. Treasury bond rates increased by approximately 112 basis points and 77 basis points, respectively (i.e. 1.12% and 0.77%), finally peaking in early February 2011. This swift move in rates sent bond prices sharply lower. The move in rates seemed justified, however, as the growth rate in nominal GDP rebounded to 4.6% in Q3-2010 and was expected to be even higher in Q4-2010. (According to Bloomberg, L.P., consensus estimates for the Q4-2010 nominal GDP were for a strong growth rate of approximately 5%.)

While the prices of the bonds held by CMFIX declined in Q4-2010 and early Q1-2011, along with the rest of the market, we were able to reduce the decline of the overall portfolio in three ways. First, by selling the Fund’s long-term U.S. Treasuries between May and August 2011, we locked in profits. Second, we maintained a temporary defensive position by keeping an above-average level of cash in the portfolio, thus reducing the Fund’s sensitivity to the rise in interest rates. Last, most of the Fund’s fixed income holdings were invested in corporate bonds, as we believed they were a better value than U.S. Treasury bonds. This proved to be beneficial as corporate bonds, as a whole, held up much better than U.S. Treasury bonds all the way through to fiscal year-end (February 28, 2011). In fact, the yield on thirty-year Treasuries rose all the way back up to 4.77% in early February 2011, allowing us to reestablish a position in long-term Treasuries.

According to Bloomberg Finance, LP., when all was said and done, nominal GDP for Q4-2010 only grew 3.5%, much lower than the 5% expectation. This disappointment sent bond yields back down modestly as expectations of future economic growth were reduced. As of February 28, 2011, the thirty-year U.S. Treasury yield was 4.5%.

For the fixed income markets, the remainder of 2011 may well be defined by the end of QE2 on June 30, 2011. We believe that the Fed will complete its purchase of the $600 billion in U.S. Treasuries as scheduled and be finished by June. One of the unknowns that will likely play a big role is the strength of the labor market. If the labor market can continue adding 200,000 jobs a month, the Fed could be on pace to begin a tightening cycle in the first half of 2012. We believe the end of QE2 may have a bigger negative impact, at least in the short run, on equities rather than on Treasuries based on the behavior of equities last year. Stocks sold off after the end of QE1, then rallied once QE2 was signaled. A mild equity selloff would likely support Treasury yields near current levels initially. However, ongoing evidence of U.S. expansion could send the entire curve higher later this year, thus providing a notable flattening in the curve. If this takes place, we believe we could see ten-year Treasury yields close to 4.0% by the end of 2011.

Some of the best performing fixed income securities in the market overall this fiscal year have been higher risk assets. CMFIX has maintained limited exposure to fixed income securities with higher risk as we prefer to manage this Fund more conservatively. While the end of QE2 in June 2010, has the potential to hit risky asset prices, the economic outlook is more favorable today than compared to the end of QE1 in March 2010. The end of QE1 2010, marked the peak in both Treasury yields and the S&P 500 Index. By the time summer (2010) hit, there was a heightened concern we may go into a double-dip recession. Looking forward to the summer of 2011, we believe there will be more resilience in the market.

With that said, we believe there will be some volatility in the market as the Fed unveils its plans for monetary policy after QE2 2011. This volatility could very well lead to good buying opportunities in the fixed income markets. We believe corporate bonds are likely to provide some of the best values in fixed income as we would expect the spread between corporate bonds and Treasuries to widen. Should this occur, it will help us put some of the Fund’s defensive cash to work. Regardless of the daily news or short-term market fluctuations, we will continue to be patient and disciplined value investors.

From all of us at the CM Advisors Family of Funds, we appreciate your trust and confidence.

Sincerely,
CM Fund Advisors

Statements in this Annual Report that reflect projections or expectations of future financial or economic performance of the CM Advisors Family of Funds (the “Funds”) and of the market in general and statements of the Funds’ plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, include, without limitation, general economic conditions such as inflation, recession and interest rates. Past performance is not a guarantee of future results.

All investments carry risks, and investment in the Funds’ is no exception. No investment strategy works all the time, and past performance is not necessarily indicative of future performance. You may lose money on your investment in the Funds. Investments in the Funds are also subject to the following risks: market risk, interest rate risk, management style risk, business and sector risk, small cap risk, other investment companies risk and credit risk. More information about these risks and other risks can be found in the Funds’ prospectus.

An investor should consider the investment objectives, risks, and charges and expenses of the Funds carefully before investing. The prospectus contains this and other information about the Funds. A copy of the prospectus is available at www.centman.com or by calling Shareholder Services at 1-888-859-5856. The prospectus should be read carefully before investing. The Funds are distributed by Ultimus Fund Distributors, LLC.

*
Source: Morningstar, Inc. Morningstar RatingsTM are based on risk-adjusted returns. The Overall Morningstar RatingTM is derived from a weighted average of the performance figures associated with a fund’s 3-, 5-, and 10-year (if applicable) Morningstar RatingTM metrics. For each fund with at least a 3-year history, Morningstar calculates a risk-adjusted measure that accounts for variation in a fund’s monthly performance (including the effects of any sales charges), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive a Morningstar ratingTM of 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star.

CM Advisors Fund
Performance Information (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in
CM Advisors Fund versus the Russell 3000 Index

Average Annual Total Returns (for periods ended February 28, 2011)
	1 Year	5 Years	Since Inception*
CM Advisors Fund	18.43%	0.13%	3.34%
Russell 3000 Index	24.25%	3.21%	7.40%

*	Commencement of operations was May 13, 2003.

This graph depicts the performance of CM Advisors Fund (the “Fund”) versus the Russell 3000 Index. The graph assumes an initial $10,000 investment at May 13, 2003 (commencement of operations) and that any dividends or capital gain distributions are reinvested in shares of the Fund. The Fund charges a redemption fee of 1% of the amount redeemed on redemptions of Fund shares occurring within 180 days following the purchase of such shares. It is important to note that the Fund is a professionally managed mutual fund while indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.

Performance quoted above represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. An investor may obtain performance data, current to the most recent month-end, by calling shareholder services at 1-888-859-5856.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Average annual total returns are historical in nature and assume reinvestment of dividends.

CM Advisors Opportunity Fund
Performance Information (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in
CM Advisors Opportunity Fund versus the Russell 2000 Growth Index

Total Returns (for period ended February 28, 2011)
Since Inception*
CM Advisors Opportunity Fund	5.80%
Russell 2000 Growth Index	19.07%

*	Commencement of operations was November 1, 2010.

This graph depicts the performance of the CM Advisors Opportunity Fund (the “Fund”) versus the Russell 2000 Growth Index. The graph assumes an initial $10,000 investment at November 1, 2010 (commencement of operations) and that any dividends or capital gain distributions are reinvested in shares of the Fund. The Fund charges a redemption fee of 1% of the amount redeemed on redemptions of Fund shares occurring within 180 days following the purchase of such shares. It is important to note that the Fund is a professionally managed mutual fund while indices are not available for investment and are unmanaged. The comparison is for illustrative purposes only.

Performance quoted above represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. An investor may obtain performance data, current to the most recent month-end, by calling shareholder services at 1-888-859-5856.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns are historical in nature and assume reinvestment of dividends.

CM Advisors Fixed Income Fund
Performance Information (Unaudited)

Comparison of the Change in Value of a $10,000 Investment
in CM Advisors Fixed Income Fund versus the
Barclays Capital U.S. Aggregate Bond Index

Average Annual Total Returns (for periods ended February 28, 2011)
	1 Year	Since Inception*
CM Advisors Fixed Income Fund	6.63%	8.16%
Barclays Capital U.S. Aggregate Bond Index	4.93%	5.94%

*   Commencement of operations was March 24, 2006.

This graph depicts the performance of CM Advisors Fixed Income Fund (the “Fund”) versus the Barclays Capital U.S. Aggregate Bond Index. The graph assumes an initial $10,000 investment at March 24, 2006 (commencement of operations) and that any dividends or capital gain distributions are reinvested in shares of the Fund. The Fund charges a redemption fee of 1% of the amount redeemed on redemptions of Fund shares occurring within 180 days following the purchase of such shares. It is important to note that the Fund is a professionally managed mutual fund while indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.

Performance quoted above represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. An investor may obtain performance data, current to the most recent month-end, by calling shareholder services at 1-888-859-5856.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Average annual total returns are historical in nature and assume reinvestment of dividends.

CM Advisors Fund
Portfolio Information February 28, 2011 (Unaudited)

Asset and Sector Allocation
(% of Net Assets)

Top 10 Equity Holdings

Security Description	% of Net Assets
Microsoft Corporation	4.9%
Wal-Mart Stores, Inc.	4.3%
CPI Corporation	4.0%
Coca-Cola Company (The)	4.0%
Applied Materials, Inc.	3.4%
3M Company	3.4%
Dell, Inc.	3.1%
Wells Fargo & Company	2.9%
Colgate-Palmolive Company	2.8%
Masco Corporation	2.6%

CM Advisors Opportunity Fund
Portfolio Information February 28, 2011 (Unaudited)

Asset and Sector Allocation
(% of Net Assets)

Top 10 Equity Holdings

Security Description	% of Net Assets
ProShares Short Russell2000	15.7%
ProShares UltraShort Russell2000 Growth	3.9%
SPDR S&P International Small Cap ETF	3.0%
Global Traffic Network, Inc.	2.8%
Alexco Resource Corporation	2.5%
RPC, Inc.	2.5%
Century Aluminum Company	2.5%
Gammon Gold, Inc.	2.4%
Rubicon Technology, Inc.	2.4%
Omnivision Technologies, Inc.	2.4%

CM Advisors Fixed Income Fund
Portfolio Information February 28, 2011 (Unaudited)

Asset and Sector Allocation
(% of Net Assets)

Top 10 Long-Term Holdings

Security Description	% of Net Assets
U.S. Treasury Notes, 2.625%, due 11/15/20	8.2%
U.S. Treasury Bonds, 4.625%, due 02/15/40	7.7%
Rowan Companies, Inc., 7.875%, due 08/01/19	1.4%
Western Union Company (The), 6.20%, due 11/17/36	1.3%
Estée Lauder Companies, Inc., (The) 6.00%, due 05/15/37	1.2%
American Express Company, 7.00%, due 03/19/18	1.2%
Ball Corporation, 7.375%, due 09/01/19	1.2%
UnitedHealth Group, Inc., 6.00%, due 02/15/18	1.1%
Coca-Cola Company (The), 5.35%, due 11/15/17	1.1%
Kraft Foods, Inc., 6.125%, due 02/01/18	1.1%

CM Advisors Fund
Schedule of Investments February 28, 2011
COMMON STOCKS — 74.2%	Shares	Value
Consumer Discretionary — 10.2%
Distributors — 0.5%
Core-Mark Holding Company, Inc. *	22,725	$771,514

Diversified Consumer Services — 4.0%
CPI Corporation	243,770	5,623,774

Household Durables — 3.5%
MDC Holdings, Inc.	96,725	2,539,031
Toll Brothers, Inc. *	116,910	2,485,507
		5,024,538
Leisure Equipment & Products — 0.6%
Arctic Cat, Inc. *	61,050	775,945

Media — 1.6%
Comcast Corporation - Class A Special	12,900	313,728
News Corporation - Class A	113,665	1,974,361
		2,288,089
Consumer Staples — 11.6%
Beverages — 4.0%
Coca-Cola Company (The)	87,970	5,623,042

Food & Staples Retailing — 4.3%
Wal-Mart Stores, Inc.	117,850	6,125,843

Household Products — 3.3%
Colgate-Palmolive Company	50,200	3,941,704
Procter & Gamble Company (The)	12,900	813,345
		4,755,049
Energy — 4.8%
Energy Equipment & Services — 1.3%
Tidewater, Inc.	28,480	1,771,741

Oil, Gas & Consumable Fuels — 3.5%
Exxon Mobil Corporation	21,295	1,821,361
Frontier Oil Corporation *	29,850	832,815
Valero Energy Corporation	83,800	2,361,484
		5,015,660
Financials — 7.3%
Commercial Banks — 2.9%
Wells Fargo & Company	125,887	4,061,115

Consumer Finance — 1.1%
American Express Company	37,275	1,624,072

Insurance — 3.3%
Marsh & McLennan Companies, Inc.	106,457	3,240,551
SeaBright Holdings, Inc.	144,219	1,518,626
		4,759,177

CM Advisors Fund
Schedule of Investments (Continued)
COMMON STOCKS — 74.2% (Continued)	Shares	Value
Health Care — 0.5%
Life Sciences Tools & Services — 0.5%
Thermo Fisher Scientific, Inc. *	14,125	$788,457

Industrials — 14.0%
Air Freight & Logistics — 1.2%
FedEx Corporation	7,615	685,502
United Parcel Service, Inc. - Class B	13,650	1,007,370
		1,692,872
Building Products — 2.6%
Masco Corporation	272,800	3,707,352

Commercial Services & Supplies — 0.6%
Cintas Corporation	29,625	833,055

Construction & Engineering — 1.8%
Granite Construction, Inc.	28,575	814,388
Jacobs Engineering Group, Inc. *	34,375	1,720,812
		2,535,200
Electrical Equipment — 0.6%
Emerson Electric Company	14,215	848,067

Industrial Conglomerates — 4.5%
3M Company	52,690	4,859,599
General Electric Company	71,600	1,497,872
		6,357,471
Machinery — 1.8%
Harsco Corporation	55,900	1,910,103
Lydall, Inc. *	79,225	708,272
		2,618,375
Professional Services — 0.4%
CDI Corporation	40,764	606,568

Trading Companies & Distributors — 0.5%
Lawson Products, Inc.	29,740	715,842

Information Technology — 22.8%
Computers & Peripherals — 4.3%
Dell, Inc. *	281,115	4,450,051
Hutchinson Technology, Inc. *	540,000	1,695,600
		6,145,651
Electronic Equipment, Instruments & Components — 2.6%
Maxwell Technologies, Inc. *	107,365	1,944,380
Newport Corporation *	109,500	1,823,175
		3,767,555
IT Services — 3.3%
Automatic Data Processing, Inc.	59,405	2,970,250
Paychex, Inc.	51,010	1,715,466
		4,685,716

CM Advisors Fund
Schedule of Investments (Continued)
COMMON STOCKS — 74.2% (Continued)	Shares	Value
Information Technology — 22.8% (Continued)
Semiconductors & Semiconductor Equipment — 7.7%
Applied Materials, Inc.	297,170	$4,882,503
Cohu, Inc.	700	10,304
Intel Corporation	134,100	2,879,127
MEMC Electronic Materials, Inc. *	55,435	752,253
Texas Instruments, Inc.	66,830	2,379,816
		10,904,003
Software — 4.9%
Microsoft Corporation	264,305	7,025,227

Telecommunication Services — 2.1%
Diversified Telecommunication Services — 2.1%
AT&T, Inc.	37,250	1,057,155
Verizon Communications, Inc.	53,660	1,981,127
		3,038,282
Utilities — 0.9%
Electric Utilities — 0.9%
Exelon Corporation	31,650	1,321,704

Total Common Stocks (Cost $92,280,409)		$105,810,956

WARRANTS — 0.1%	Shares	Value
Wells Fargo & Company * (Cost $130,130)	16,900	$187,759

MONEY MARKET FUNDS — 21.9%	Shares	Value
Wells Fargo Advantage Treasury Plus Money Market Fund - Institutional Class, 0.01% (a) (Cost $31,234,772)	31,234,772	$31,234,772

Total Investments at Value — 96.2% (Cost $123,645,311)		$137,233,487

Other Assets in Excess of Liabilities — 3.8%		5,425,240

Net Assets — 100.0%		$142,658,727

*	Non-income producing security.
(a)	Variable rate security. The rate shown is the 7-day effective yield as of February 28, 2011.
See accompanying notes to financial statements.

CM Advisors Opportunity Fund
Schedule of Investments February 28, 2011
COMMON STOCKS — 63.4%	Shares	Value
Consumer Discretionary — 5.4%
Auto Components — 0.8%
China XD Plastics Company Ltd. *	1,300	$9,256

Media — 4.6%
Global Traffic Network, Inc. *	2,500	31,375
interclick, inc. *	3,700	20,868
		52,243
Energy — 2.5%
Energy Equipment & Services — 2.5%
RPC, Inc.	1,475	28,880

Financials — 1.6%
Capital Markets — 1.6%
Piper Jaffray Companies *	440	18,106

Health Care — 7.6%
Biotechnology — 3.9%
China Biologic Products, Inc. *	1,000	16,840
DUSA Pharmaceuticals, Inc. *	2,445	7,311
Nabi Biopharmaceuticals *	3,675	20,800
		44,951
Health Care Equipment & Supplies — 2.4%
Angeion Corporation *	1,725	9,401
Delcath Systems, Inc. *	2,665	17,456
		26,857
Health Care Technology — 1.3%
Medidata Solutions, Inc. *	550	14,251

Industrials — 8.4%
Commercial & Professional Services — 2.5%
Alexco Resource Corporation *	3,400	28,900

Machinery — 1.0%
L.S. Starrett Company (The)	885	11,523

Professional Services — 4.9%
Acacia Research Corporation *	635	18,618
Hudson Highland Group, Inc. *	2,715	18,218
Mistras Group, Inc. *	1,250	18,862
		55,698
Information Technology — 25.8%
Communications Equipment — 6.5%
DG FastChannel, Inc. *	615	20,363
Extreme Networks, Inc. *	5,700	22,344
Harmonic, Inc. *	2,100	20,181
Oplink Communications, Inc. *	425	11,564
		74,452

CM Advisors Opportunity Fund
Schedule of Investments (Continued)
COMMON STOCKS — 63.4% (Continued)	Shares	Value
Information Technology — 25.8% (Continued)
Computers & Peripherals — 1.9%
Datalink Corporation *	3,190	$21,532

Electronic Equipment, Instruments & Components — 2.1%
LeCroy Corporation *	500	7,020
Multi-Fineline Electronix, Inc. *	600	17,172
		24,192
Internet Software & Services — 1.5%
Keynote Systems, Inc	940	16,535

Semiconductors & Semiconductor Equipment — 12.6%
Amtech Systems, Inc. *	740	16,998
Brooks Automation, Inc. *	1,330	16,691
Entropic Communications, Inc. *	2,710	25,095
Kulicke and Soffa Industries, Inc. *	2,200	21,098
Omnivision Technologies, Inc. *	885	27,099
Rubicon Technology, Inc. *	1,190	27,156
Rudolph Technologies, Inc. *	805	8,919
		143,056
Software — 1.2%
ePlus, Inc. *	380	10,799
Mentor Graphics Corporation *	200	3,180
		13,979
Materials — 12.1%
Chemicals — 1.4%
Chemspec International Ltd. *	2,100	15,330

Metals & Mining — 9.0%
Century Aluminum Company *	1,700	28,815
Coeur d'Alene Mines Corporation *	360	11,343
Gammon Gold, Inc. *	3,065	27,156
Horsehead Holding Corporation *	965	15,961
Seabridge Gold, Inc. *	565	18,843
		102,118
Paper & Forest Products — 1.7%
KapStone Paper and Packaging Corporation *	1,150	19,723

Total Common Stocks (Cost $700,287)		$721,582

CLOSED-END FUNDS — 2.1%	Shares	Value
Japan Smaller Capitalization Fund, Inc. (Cost $19,834)	2,500	$23,950

CM Advisors Opportunity Fund
Schedule of Investments (Continued)
EXCHANGE-TRADED FUNDS — 22.6%	Shares	Value
ProShares Short Russell2000 *	5,895	$179,090
ProShares UltraShort Russell2000 Growth *	1,035	44,309
SPDR S&P International Small Cap ETF	1,075	34,045
Total Exchange-Traded Funds (Cost $274,579)		$257,444

MONEY MARKET FUNDS — 8.9%	Shares	Value
Wells Fargo Advantage Treasury Plus Money Market Fund - Institutional Class, 0.01% (a) (Cost $100,777)	100,777	$100,777

Total Investments at Value — 97.0% (Cost $1,095,477)		$1,103,753

Other Assets in Excess of Liabilities — 3.0%		33,910

Net Assets — 100.0%		$1,137,663

*	Non-income producing security.
(a)	Variable rate security. The rate shown is the 7-day effective yield as of February 28, 2011.
See accompanying notes to financial statements.

CM Advisors Fixed Income Fund
Schedule of Investments February 28, 2011
CORPORATE BONDS — 37.2%	Par Value	Value
Consumer Discretionary — 6.8%
Auto Components — 0.6%
Johnson Controls, Inc., 5.50%, due 01/15/16	$400,000	$443,996

Hotels, Restaurants & Leisure — 1.0%
Marriott International, Inc., 6.375%, due 06/15/17	400,000	450,759
Starbucks Corporation, 6.25%, due 08/15/17	300,000	335,477
		786,236
Household Durables — 0.4%
Newell Rubbermaid, Inc., 6.25%, due 04/15/18	185,000	203,803
Toll Brothers, Inc., 5.15%, due 05/15/15	150,000	154,030
		357,833
Media — 2.5%
Comcast Corporation,
6.30%, due 11/15/17	200,000	226,211
5.70%, due 05/15/18	400,000	437,336
Gannett Company, Inc., 6.375%, due 04/01/12	300,000	311,250
McGraw-Hill Companies, Inc. (The),
5.90%, due 11/15/17	200,000	219,188
6.55%, due 11/15/37	400,000	415,439
Tele-Communications, Inc., 10.125%, due 04/15/22	300,000	413,003
		2,022,427
Multi-Line Retail — 0.8%
Kohl's Corporation,
6.25%, due 12/15/17	500,000	574,597
6.00%, due 01/15/33	100,000	104,098
		678,695
Specialty Retail — 2.0%
Home Depot, Inc. (The),
5.40%, due 03/01/16	600,000	667,754
5.875%, due 12/16/36	300,000	304,169
Staples, Inc.,
7.75%, due 04/01/11	500,000	502,647
9.75%, due 01/15/14	100,000	120,795
		1,595,365
Consumer Staples — 5.2%
Beverages — 1.5%
Coca-Cola Company (The), 5.35%, due 11/15/17	770,000	875,070
PepsiCo, Inc., 5.00%, due 06/01/18	300,000	328,223
		1,203,293
Food & Staples Retailing — 0.9%
Wal-Mart Stores, Inc., 6.50%, due 08/15/37	670,000	773,113

Food Products — 1.1%
Kraft Foods, Inc., 6.125%, due 02/01/18	770,000	865,230

Household Products — 0.5%
Clorox Company (The), 5.45%, due 10/15/12	370,000	394,281

CM Advisors Fixed Income Fund
Schedule of Investments (Continued)
CORPORATE BONDS — 37.2% (Continued)	Par Value	Value
Consumer Staples — 5.2% (Continued)
Personal Products — 1.2%
Estée Lauder Companies, Inc. (The), 6.00%, due 05/15/37	$880,000	$953,486

Energy — 3.6%
Energy Equipment & Services — 2.3%
Rowan Companies, Inc., 7.875%, due 08/01/19	910,000	1,080,226
Weatherford International Ltd.,
6.35%, due 06/15/17	370,000	414,306
6.00%, due 03/15/18	300,000	328,720
9.875%, due 03/01/39	20,000	27,332
		1,850,584
Oil, Gas & Consumable Fuels — 1.3%
Valero Energy Corporation,
6.125%, due 06/15/17	570,000	632,343
10.50%, due 03/15/39	250,000	356,005
		988,348
Financials — 2.2%
Commercial Banks — 0.7%
Wells Fargo & Company, 5.625%, due 12/11/17	500,000	554,157

Consumer Finance — 1.5%
American Express Company,
7.00%, due 03/19/18	800,000	939,416
8.125%, due 05/20/19	200,000	250,069
		1,189,485
Health Care — 1.9%
Health Care Providers & Services — 1.1%
UnitedHealth Group, Inc., 6.00%, due 02/15/18	800,000	902,548

Pharmaceuticals — 0.8%
Johnson & Johnson, 5.15%, due 07/15/18	570,000	641,647

Industrials — 4.8%
Aerospace & Defense — 0.3%
United Technologies Corporation, 5.375%, due 12/15/17	200,000	225,494

Building Products — 1.2%
Masco Corporation,
6.125%, due 10/03/16	300,000	306,982
5.85%, due 03/15/17	400,000	404,952
7.75%, due 08/01/29	240,000	245,810
		957,744
Commercial Services & Supplies — 1.1%
Pitney Bowes, Inc., 5.75%, due 09/15/17	200,000	212,372

CM Advisors Fixed Income Fund
Schedule of Investments (Continued)
CORPORATE BONDS — 37.2% (Continued)	Par Value	Value
Industrials — 4.8% (Continued)
Commercial Services & Supplies — 1.1% (Continued)
R.R. Donnelley & Sons Company,
6.125%, due 01/15/17	$400,000	$409,353
11.25%, due 02/01/19	200,000	252,045
		873,770
Electrical Equipment — 0.8%
Emerson Electric Company, 5.25%, due 10/15/18	570,000	628,843

Machinery — 0.1%
Dover Corporation, 5.45%, due 03/15/18	115,000	127,420

Professional Services — 0.3%
Dun & Bradstreet Corporation (The), 6.00%, due 04/01/13	200,000	216,569

Road & Rail — 1.0%
CSX Corporation, 6.25%, due 03/15/18	500,000	572,253
Union Pacific Corporation, 5.70%, due 08/15/18	200,000	224,945
		797,198
Information Technology — 4.3%
Computers & Peripherals — 0.8%
Dell, Inc., 5.65%, due 04/15/18	400,000	438,765
Seagate Technology HDD Holdings, 6.375%, due 10/01/11	200,000	204,500
		643,265
Electronic Equipment, Instruments & Components — 0.7%
Corning, Inc., 7.25%, due 08/15/36	500,000	570,265

IT Services — 2.8%
International Business Machines Corporation, 7.625%, due 10/15/18	420,000	530,993
Western Union Company (The),
5.93%, due 10/01/16	600,000	668,748
6.20%, due 11/17/36	1,025,000	1,011,914
		2,211,655
Materials — 7.1%
Chemicals — 1.9%
Cytec Industries, Inc., 8.95%, due 07/01/17	650,000	791,739
E.I. du Pont de Nemours and Company, 6.00%, due 07/15/18	475,000	543,240
Lubrizol Corporation, 6.50%, due 10/01/34	200,000	205,612
		1,540,591
Containers & Packaging — 1.2%
Ball Corporation, 7.375%, due 09/01/19	830,000	902,625

CM Advisors Fixed Income Fund
Schedule of Investments (Continued)
CORPORATE BONDS — 37.2% (Continued)	Par Value	Value
Materials — 7.1% (Continued)
Metals & Mining — 3.0%
Alcoa, Inc.,
5.72%, due 02/23/19	$800,000	$840,011
5.87%, due 02/23/22	200,000	206,198
Allegheny Technologies, Inc., 9.375%, due 06/01/19	355,000	443,275
Nucor Corporation, 5.85%, due 06/01/18	300,000	341,964
Reliance Steel & Aluminum Company,
6.20%, due 11/15/16	360,000	383,685
6.85%, due 11/15/36	200,000	194,331
		2,409,464
Paper & Forest Products — 1.0%
Weyerhaeuser Company, 7.375%, due 03/15/32	730,000	793,781

Utilities — 0.8%
Multi-Utilities — 0.8%
Consolidated Edison, Inc., 5.85%, due 04/01/18	570,000	641,374

Total Corporate Bonds (Cost $26,000,685)		$29,740,782

U.S. GOVERNMENT OBLIGATIONS — 25.9%	Par Value	Value
U.S. Treasury Bills (a) — 10.0%
0.18%, due 03/03/11	$8,000,000	$7,999,968

U.S. Treasury Bonds — 7.7%
4.625%, due 02/15/40	6,010,000	6,147,100

U.S. Treasury Notes — 8.2%
2.625%, due 11/15/20	7,000,000	6,549,375

Total U.S. Government Obligations (Cost $20,311,920)		$20,696,443

CLOSED-END FUNDS — 0.2%	Shares	Value
Western Asset Managed High Income Fund, Inc. (Cost $102,481)	27,500	$172,425

CM Advisors Fixed Income Fund
Schedule of Investments (Continued)
MONEY MARKET FUNDS — 35.9%	Shares	Value
Wells Fargo Advantage Treasury Plus Money Market Fund - Institutional Class, 0.01% (b) (Cost $28,646,869)	28,646,869	$28,646,869

Total Investments at Value — 99.2% (Cost $75,061,955)		$79,256,519

Other Assets in Excess of Liabilities — 0.8%		678,928

Net Assets — 100.0%		$79,935,447

(a)	Rate shown is the annualized yield at time of purchase, not a coupon rate.
(b)	Variable rate security. The rate shown is the 7-day effective yield as of February 28, 2011.
See accompanying notes to financial statements.

CM Advisors Family of Funds
Statements of Assets and Liabilities February 28, 2011
	CM Advisors Fund	CM Advisors Opportunity Fund	CM Advisors Fixed Income Fund
ASSETS
Investments in securities:
At cost	$123,645,311	$1,095,477	$75,061,955
At value (Note 2)	$137,233,487	$1,103,753	$79,256,519
Dividends and interest receivable	179,558	210	529,279
Receivable for investment securities sold	5,378,965	111,352	—
Receivable for capital shares sold	123,638	1,998	226,146
Receivable from Advisor (Note 5)	—	14,541	—
Other assets	16,524	17,994	20,589
TOTAL ASSETS	142,932,172	1,249,848	80,032,533

LIABILITIES
Payable for investment securities purchased	—	105,130	—
Payable for capital shares redeemed	105,527	—	39,075
Payable to Advisor (Note 5)	130,701	—	30,249
Payable to administrator (Note 5)	14,340	5,010	8,930
Other accrued expenses and liabilities	22,877	2,045	18,832
TOTAL LIABILITIES	273,445	112,185	97,086

NET ASSETS	$142,658,727	$1,137,663	$79,935,447

Net assets consist of:
Paid-in capital	$175,300,726	$1,078,325	$75,503,763
Undistributed net investment income	121,935	—	233,318
Accumulated net realized gains (losses) from security transactions	(46,352,110)	51,062	3,802
Net unrealized appreciation on investments	13,588,176	8,276	4,194,564

Net assets	$142,658,727	$1,137,663	$79,935,447

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	13,511,436	107,573	6,945,357

Net asset value, redemption price and offering price per share (a)	$10.56	$10.58	$11.51

(a)	Redemption price may differ from the net asset value per share depending upon the length of time the shares are held (Note 2).
See accompanying notes to financial statements.

CM Advisors Family of Funds
Statements of Operations Year Ended February 28, 2011(a)
	CM Advisors Fund	CM Advisors Opportunity Fund	CM Advisors Fixed Income Fund
INVESTMENT INCOME
Dividends	$2,436,846	$1,340	$18,937
Foreign withholding taxes on dividends	—	(19)	—
Interest	88,433	—	1,931,700
TOTAL INVESTMENT INCOME	2,525,279	1,321	1,950,637

EXPENSES
Investment advisory fees (Note 5)	1,667,297	4,365	322,099
Administration fees (Note 5)	106,712	8,000	51,608
Professional fees	45,193	4,768	36,638
Registration fees	32,694	5,667	43,022
Trustees’ fees and expenses	35,442	14,422	26,607
Fund accounting fees (Note 5)	37,343	8,037	30,450
Transfer agent fees (Note 5)	30,520	4,000	18,000
Postage and supplies	15,681	1,579	8,665
Custody and bank service fees	13,095	1,862	8,322
Printing of shareholder reports	10,791	520	5,003
Insurance expense	10,773	—	4,418
Pricing fees	1,210	273	9,671
Distributor service fees (Note 5)	2,833	334	2,833
Other expenses	16,703	1,566	11,442
TOTAL EXPENSES	2,026,287	55,393	578,778
Advisory fees waived and expenses reimbursed by Advisor (Note 5)	(25,532)	(50,155)	—
NET EXPENSES	2,000,755	5,238	578,778

NET INVESTMENT INCOME (LOSS)	524,524	(3,917)	1,371,859

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
Net realized gains from security transactions	4,685,961	54,979	701,912
Net change in unrealized appreciation (depreciation) on investments	17,977,299	8,276	1,418,852

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	22,663,260	63,255	2,120,764

NET INCREASE IN NET ASSETS FROM OPERATIONS	$23,187,784	$59,338	$3,492,623

(a)	Except for CM Advisors Opportunity Fund, which represents the period from commencement of operations (November 1, 2010) through February 28, 2011.
See accompanying notes to financial statements.

CM Advisors Fund
Statements of Changes in Net Assets
	Year Ended February 28, 2011	Year Ended February 28, 2010
FROM OPERATIONS
Net investment income	$524,524	$568,935
Net realized gains (losses) from security transactions	4,685,961	(24,194,432)
Net change in unrealized appreciation (depreciation) on investments	17,977,299	81,483,985
Net increase in net assets from operations	23,187,784	57,858,488

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from net investment income	(490,642)	(537,856)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	14,829,094	10,515,582
Net asset value of shares issued in reinvestment of distributions to shareholders	470,816	519,575
Proceeds from redemption fees collected (Note 2)	8,999	21,471
Payments for shares redeemed	(41,536,933)	(25,554,381)
Net decrease in net assets from capital share transactions	(26,228,024)	(14,497,753)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(3,530,882)	42,822,879

NET ASSETS
Beginning of year	146,189,609	103,366,730
End of year	$142,658,727	$146,189,609

UNDISTRIBUTED NET INVESTMENT INCOME	$121,935	$88,053

CAPITAL SHARE ACTIVITY
Shares sold	1,564,569	1,363,762
Shares reinvested	50,457	70,382
Shares redeemed	(4,430,692)	(3,218,036)
Net decrease in shares outstanding	(2,815,666)	(1,783,892)
Shares outstanding, beginning of year	16,327,102	18,110,994
Shares outstanding, end of year	13,511,436	16,327,102

See accompanying notes to financial statements.

CM Advisors Opportunity Fund
Statement of Changes in Net Assets
Period Ended February 28, 2011(a)
FROM OPERATIONS
Net investment loss	$(3,917)
Net realized gains from security transactions	54,979
Net change in unrealized appreciation (depreciation) on investments	8,276
Net increase in net assets from operations	59,338

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	1,078,340
Payments for shares redeemed	(15)
Net increase in net assets from capital share transactions	1,078,325

TOTAL INCREASE IN NET ASSETS	1,137,663

NET ASSETS
Beginning of period	—
End of period	$1,137,663

UNDISTRIBUTED NET INVESTMENT INCOME	$—

CAPITAL SHARE ACTIVITY
Shares sold	107,574
Shares redeemed	(1)
Net increase in shares outstanding	107,573
Shares outstanding, beginning of period	—
Shares outstanding, end of period	107,573

(a)	Represents the period from commencement of operations (November 1, 2010) through February 28, 2011.
See accompanying notes to financial statements.

CM Advisors Fixed Income Fund
Statements of Changes in Net Assets
	Year Ended February 28, 2011	Year Ended February 28, 2010
FROM OPERATIONS
Net investment income	$1,371,859	$1,075,944
Net realized gains from security transactions	701,912	—
Net change in unrealized appreciation (depreciation) on investments	1,418,852	3,264,083
Net increase in net assets from operations	3,492,623	4,340,027

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(1,366,350)	(951,291)
From net realized gains from security transactions	(698,110)	(90,634)
Decrease in net assets from distributions to shareholders	(2,064,460)	(1,041,925)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	38,662,676	33,333,381
Net asset value of shares issued in reinvestment of distributions to shareholders	1,817,475	944,793
Proceeds from redemption fees collected (Note 2)	19,539	11,990
Payments for shares redeemed	(8,416,481)	(10,581,456)
Net increase in net assets from capital share transactions	32,083,209	23,708,708

TOTAL INCREASE IN NET ASSETS	33,511,372	27,006,810

NET ASSETS
Beginning of year	46,424,075	19,417,265
End of year	$79,935,447	$46,424,075

UNDISTRIBUTED NET INVESTMENT INCOME	$233,318	$227,809

CAPITAL SHARE ACTIVITY
Shares sold	3,353,444	3,106,323
Shares reinvested	159,340	89,445
Shares redeemed	(734,395)	(972,922)
Net increase in shares outstanding	2,778,389	2,222,846
Shares outstanding, beginning of year	4,166,968	1,944,122
Shares outstanding, end of year	6,945,357	4,166,968

See accompanying notes to financial statements.

CM Advisors Fund
Financial Highlights
Per share data for a share outstanding throughout each year:
	Years Ended
	February 28, 2011	February 28, 2010	February 28, 2009	February 29, 2008	February 28, 2007
Net asset value at beginning of year	$8.95	$5.71	$10.25	$12.75	$12.11

Income (loss) from investment operations:
Net investment income	0.04	0.03	0.10	0.14	0.19
Net realized and unrealized gains (losses) on investments	1.61	3.24	(4.26)	(2.19)	1.00
Total from investment operations	1.65	3.27	(4.16)	(2.05)	1.19

Less distributions:
Dividends from net investment income	(0.04)	(0.03)	(0.10)	(0.16)	(0.19)
Distributions from net realized gains	—	—	(0.28)	(0.29)	(0.36)
Total distributions	(0.04)	(0.03)	(0.38)	(0.45)	(0.55)

Proceeds from redemption fees collected (Note 2)	0.00 (a)	0.00 (a)	0.00 (a)	0.00 (a)	0.00 (a)

Net asset value at end of year	$10.56	$8.95	$5.71	$10.25	$12.75

Total return (b)	18.43%	57.39%	(41.21% )	(16.43%)	9.88%

Ratios and supplemental data:
Net assets at end of year (000's)	$142,659	$146,190	$103,367	$209,111	$268,861

Ratio of total expenses to average net assets	1.52%	1.50%	1.48%	1.46%	1.50%

Ratio of net expenses to average net assets (c)	1.50%	1.49%	1.48%	1.46%	1.50%

Ratio of net investment income to average net assets (c)	0.39%	0.41%	1.09%	1.07%	1.70%

Portfolio turnover rate	15%	19%	23%	66%	22%

(a)	Amount rounds to less than $0.01 per share.
(b)
Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Ratio was determined after investment advisory fee waivers and/or expense reimbursements.
See accompanying notes to financial statements.

CM Advisors Opportunity Fund
Financial Highlights
Per share data for a share outstanding throughout the period:
	Period Ended February 28, 2011(a)
Net asset value at beginning of period	$10.00

Income (loss) from investment operations:
Net investment loss	(0.04)
Net realized and unrealized gains on investments	0.62
Total from investment operations	0.58

Net asset value at end of period	$10.58

Total return (b)	5.80%	(c)

Ratios and supplemental data:
Net assets at end of period (000’s)	$1,138

Ratio of total expenses to average net assets	15.72%	(d)

Ratio of net expenses to average net assets (e)	1.50%	(d)

Ratio of net investment loss to average net assets (e)	(1.11%	)(d)

Portfolio turnover rate	178%	(c)

(a)	Represents the period from commencement of operations (November 1, 2010) through February 28, 2011.
(b)
Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The return shown does not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Not annualized.
(d)	Annualized.
(e)	Ratio was determined after investment advisory fee waivers and expense reimbursements.
See accompanying notes to financial statements.

CM Advisors Fixed Income Fund
Financial Highlights
Per share data for a share outstanding throughout each period:
	Year Ended February 28, 2011	Year Ended February 28, 2010	Year Ended February 28, 2009	Year Ended February 29, 2008	Period Ended February 28, 2007(a)
Net asset value at beginning of period	$11.14	$9.99	$11.01	$10.66	$10.00

Income (loss) from investment operations:
Net investment income	0.24	0.32	0.26	0.25	0.29
Net realized and unrealized gains (losses) on investments	0.49	1.19	(0.38)	0.57	0.84
Total from investment operations	0.73	1.51	(0.12)	0.82	1.13

Less distributions:
Dividends from net investment income	(0.26)	(0.32)	(0.21)	(0.25)	(0.29)
Distributions from net realized gains	(0.10)	(0.04)	(0.70)	(0.22)	—
In excess of net investment income	—	—	—	—	(0.18)
Total distributions	(0.36)	(0.36)	(0.91)	(0.47)	(0.47)

Proceeds from redemption fees collected (Note 2)	0.00 (b)	0.00 (b)	0.01	0.00 (b)	0.00	(b)

Net asset value at end of period	$11.51	$11.14	$9.99	$11.01	$10.66

Total return (c)	6.63%	15.45%	(0.60% )	8.05%	11.39%	(d)

Ratios and supplemental data:
Net assets at end of period (000’s)	$79,935	$46,424	$19,417	$12,825	$3,126

Ratio of total expenses to average net assets	0.90%	1.06%	1.54%	2.28%	7.28%	(e)

Ratio of net expenses to average net assets (f)	0.90%	1.06%	1.50%	1.50%	1.50%	(e)

Ratio of net investment income to average net assets (f)	2.13%	3.31%	2.77%	2.79%	3.28%	(e)

Portfolio turnover rate	21%	0%	37%	188%	0%

(a)	Represents the period from commencement of operations (March 24, 2006) through February 28, 2007.
(b)	Amount rounds to less than $0.01 per share.
(c)
Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	Not annualized.
(e)	Annualized.
(f)	Ratio was determined after investment advisory fee waivers and/or expense reimbursements.
See accompanying notes to financial statements.

CM Advisors Family of Funds
Notes to Financial Statements February 28, 2011

1. Organization

CM Advisors Fund, CM Advisors Opportunity Fund and CM Advisors Fixed Income Fund (collectively the “Funds” and individually a “Fund”) are each a no-load series of CM Advisors Family of Funds (the “Trust”), which was organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company.

CM Advisors Fund commenced operations on May 13, 2003. The investment objective of the Fund is long-term growth of capital.

CM Advisors Opportunity Fund commenced operations on November 1, 2010. The investment objective of the Fund is long-term growth of capital.

CM Advisors Fixed Income Fund commenced operations on March 24, 2006. The investment objective of the Fund is to preserve capital and maximize total return.

2. Significant Accounting Policies

The following is a summary of the Funds’ significant accounting policies. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Investment Valuation – The Funds’ portfolio securities are generally valued at their market values determined on the basis of available market quotations as of the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern time). Securities listed on an exchange or quoted on a national market system are valued at the last sales price. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. It is expected that fixed income securities will ordinarily be traded in the over-the-counter market. Securities and assets for which representative market quotations are not readily available (e.g., if the exchange on which the portfolio security is principally traded closes early or if trading of the particular portfolio security is halted during the day and does not resume prior to the Funds’ net asset value calculations) or which cannot be accurately valued using the Funds’ normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Board of Trustees. A portfolio security’s “fair value” price may differ from the price next available for that portfolio security using the Funds’ normal pricing procedures. Instruments with maturities of 60 days or less may be valued at amortized cost, which approximates market value.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

• Level 1 – quoted prices in active markets for identical securities

• Level 2 – other significant observable inputs

• Level 3 – significant unobservable inputs

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure the fair value of a particular security may fall into different levels of the fair value hierarchy.

CM Advisors Family of Funds
Notes to Financial Statements (Continued)

In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement of that security falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value the Funds’ investments as of February 28, 2011 by security type:

CM Advisors Fund
	Level 1	Level 2	Level 3	Total
Common Stocks	$105,810,956	$—	$—	$105,810,956
Warrants	187,759	—	—	187,759
Money Market Funds	31,234,772	—	—	31,234,772
Total	$137,233,487	$—	$—	$137,233,487

CM Advisors Opportunity Fund
	Level 1	Level 2	Level 3	Total
Common Stocks	$721,582	$—	$—	$721,582
Closed-End Funds	23,950	—	—	23,950
Exchange-Traded Funds	257,444	—	—	257,444
Money Market Funds	100,777	—	—	100,777
Total	$1,103,753	$—	$—	$1,103,753

CM Advisors Fixed Income Fund
	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$29,740,782	$—	$29,740,782
U.S. Government Obligations	—	20,696,443	—	20,696,443
Closed-End Funds	172,425	—	—	172,425
Money Market Funds	28,646,869	—	—	28,646,869
Total	$28,819,294	$50,437,225	$—	$79,256,519

Refer to CM Advisors Fund’s and CM Advisors Opportunity Fund’s Schedules of Investments for a listing of the common stocks valued using Level 1 inputs by industry type. Refer to CM Advisors Fixed Income Fund’s Schedule of Investments for a listing of the corporate bonds valued using Level 2 inputs by industry type.

During the year ended February 28, 2011, the Funds did not have any significant transfers in or out of Level 1 or Level 2. The Funds did not hold any derivative instruments or assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) during the year ended or as of February 28, 2011.

Share Valuation and Redemption Fees — The net asset value per share of each Fund is calculated on each business day by dividing the total value of each Fund’s assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share, except that shares of each Fund are subject to a redemption fee of 1% payable to the applicable Fund, if redeemed within 180 days of the date of purchase. During the years ended February 28, 2011 and February 28, 2010, proceeds from redemption fees totaled $8,999 and

CM Advisors Family of Funds
Notes to Financial Statements (Continued)

$21,471, respectively, for CM Advisors Fund and $19,539 and $11,990, respectively, for CM Advisors Fixed Income Fund. There were no redemption fees for CM Advisors Opportunity Fund for the period ended February 28, 2011.

Investment Transactions and Investment Income – Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Discounts and premiums on fixed income securities purchased are amortized using the effective interest method. Gains and losses on securities sold are determined on a specific identification basis, which is the same basis used for federal income tax purposes.

Expenses – The Funds bear expenses incurred specifically on their behalf as well as a portion of general Trust expenses, which are allocated according to methods authorized by the Board of Trustees.

Dividend Distributions – Dividends arising from net investment income, if any, are declared and paid quarterly to shareholders of each Fund. Distributions from capital gains, if any, are generally declared and distributed annually. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature and are primarily due to differing treatments of net short-term gains. Dividends and distributions are recorded on the ex-dividend date.

The tax character of distributions paid during the periods ended February 28, 2011 and February 28, 2010 was as follows:

	Periods Ended	Ordinary Income	Total Distributions
CM Advisors Fund	02/28/11	$490,642	$490,642
	02/28/10	$537,856	$537,856
CM Advisors Opportunity Fund	02/28/11	$—	$—
CM Advisors Fixed Income Fund	02/28/11	$2,064,460	$2,064,460
	02/28/10	$1,041,925	$1,041,925

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3. Federal Income Tax

It is each Fund’s policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies, and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2%

CM Advisors Family of Funds
Notes to Financial Statements (Continued)

of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of February 28, 2011:

	CM Advisors Fund	CM Advisors Opportunity Fund	CM Advisors Fixed Income Fund
Tax cost of portfolio investments	$123,645,311	$1,095,477	$75,061,955
Gross unrealized appreciation	$23,615,738	$43,760	$4,201,435
Gross unrealized depreciation	(10,027,562)	(35,484)	(6,871)
Net unrealized appreciation	13,588,176	8,276	4,194,564
Undistributed ordinary income	121,935	51,062	237,120
Capital loss carryforwards	(46,352,110)	—	—
Accumulated earnings (deficit)	$(32,641,999)	$59,338	$4,431,684

As of February 28, 2011, CM Advisors Fund had capital loss carryforwards of $46,352,110, of which $15,391,875 expires on February 28, 2017 and $30,960,235 expires on February 28, 2018. These capital loss carryforwards may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

During the year ended February 28, 2011, CM Advisors Fund utilized capital loss carryforwards in the amount of $1,485,774 to offset current year realized gains.

For the period ended February 28, 2011, CM Advisors Opportunity Fund reclassified $3,917 of net investment loss against accumulated net realized gains from security transactions. This reclassification is reflected on the Statement of Assets and Liabilities. Such reclassification, the result of permanent differences between the financial statement and income tax reporting requirements, has no effect on the Fund’s net assets or net asset value per share.

The Funds recognize the benefits or expenses of uncertain tax positions only if the position is “more-likely-than-not” of being sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on Federal income tax returns for all open tax years (tax years ended February 28, 2008 through February 28, 2010) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

4. Investment Transactions

During the year ended February 28, 2011, cost of purchases and proceeds from sales of investment securities, other than short-term investments and U.S. government securities, were as follows:

	CM Advisors Fund	CM Advisors Opportunity Fund	CM Advisors Fixed Income Fund
Cost of purchases of investment securities	$17,166,167	$2,483,584	$2,310,122
Proceeds from sales of investment securities	$56,909,338	$1,543,864	$555,513

CM Advisors Family of Funds
Notes to Financial Statements (Continued)

5. Transactions with Affiliates

INVESTMENT ADVISORY AGREEMENT
The Funds pay a monthly advisory fee to Van Den Berg Management I, Inc. (the “Advisor”) based upon the average daily net assets of each Fund and calculated at the annual rate of 1.25% for CM Advisors Fund and CM Advisors Opportunity Fund and 0.50% for CM Advisors Fixed Income Fund. Effective November 1, 2010, the Advisor has entered into contractual agreements (the “Expense Limitation Agreements”) with the Funds under which it has agreed to waive its fees and to assume other expenses of the Funds, if necessary, in an amount that limits each Fund’s total operating expenses (exclusive of interest, taxes, brokerage fees and commissions, extraordinary expenses, and payments, if any, under a Rule 12b-1 plan) until November 1, 2011 to not more than 1.50% of its average daily net assets. There can be no assurance that the Expense Limitation Agreements will continue beyond November 1, 2011. Accordingly, during the year ended February 28, 2011, the Advisor waived advisory fees of $6,182 with respect to CM Advisors Fund and waived its entire investment advisory fee of $4,365 with respect to the CM Advisors Opportunity Fund and reimbursed other operating expenses totaling $45,790. Prior to November 1, 2010, the Advisor voluntarily waived advisory fees of $19,350 with respect to CM Advisors Fund. There were no advisory fee waivers or expense reimbursements with respect to CM Advisors Fixed Income Fund during the year ended February 28, 2011.

Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC (the “Distributor”), the principal underwriter of the Funds’ shares and an affiliate of Ultimus.

ADMINISTRATION AGREEMENT
Under the terms of an Administration Agreement with the Trust, Ultimus Fund Solutions, LLC (“Ultimus”) provides executive and administrative services and internal regulatory compliance services for the Funds. Ultimus supervises the preparation of tax returns, reports to shareholders of the Funds, reports to and filings with the Securities and Exchange Commission (“SEC”) and state securities commissions and prepares materials for meetings of the Board of Trustees. For these services, each Fund pays to Ultimus a monthly fee at an annual rate of 0.08% per annum of its average daily net assets up to $500 million, 0.05% of such assets from $500 million to $2 billion, 0.04% of such assets from $2 billion to $3 billion and 0.03% of such assets in excess of $3 billion, provided, however, that the minimum fee is $2,000 per month with respect to each Fund.

Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC (the “Distributor”), the principal underwriter of the Funds’ shares and an affiliate of Ultimus.

FUND ACCOUNTING AGREEMENT
Under the terms of a Fund Accounting Agreement with the Trust, Ultimus calculates the daily net asset value per share and maintains the financial books and records of each Fund. For these services, each Fund pays to Ultimus a base fee of $2,000 per month, plus an asset-based fee at the annual rate of 0.01% of the first $500 million of its average daily net assets and 0.005% of such assets in excess of $500 million. In addition, each Fund pay all costs of external pricing services.

TRANSFER AGENT AND SHAREHOLDER SERVICES AGREEMENT
Under the terms of a Transfer Agent and Shareholder Services Agreement with the Trust, Ultimus maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of each Fund’s shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, Ultimus receives from each Fund a fee, payable monthly, at an annual rate of $17 per account, provided, however, that the minimum fee

CM Advisors Family of Funds
Notes to Financial Statements (Continued)

with respect to each Fund is $1,000 per month if a Fund has 25 shareholder accounts or less, $1,250 if a Fund has more than 25 but less than 100 shareholder accounts, and $1,500 per month if a Fund has 100 or more shareholder accounts. In addition, each Fund pays out-of-pocket expenses, including but not limited to, postage and supplies.

DISTRIBUTION AGREEMENT
Pursuant to the terms of a Distribution Agreement with the Trust, the Distributor serves as the Funds’ principal underwriter. The Distributor is a wholly-owned subsidiary of Ultimus. The Distributor receives annual compensation of $6,000 from the Trust for such services.

DISTRIBUTION AND SERVICE FEES
Prior to April 12, 2010, the Trust had in place distribution plans pursuant to Rule 12b-1 under the 1940 Act for CM Advisors Fund and CM Advisors Fixed Income Fund (the “Plans”). Rule 12b-1 regulates the manner in which a regulated investment company may assume costs of distributing and promoting the sales of its shares and servicing of its shareholder accounts. The Plans provided that the Funds may incur certain costs, which could not exceed 0.25% per annum of CM Advisors Fund’s average daily net assets and 0.45% per annum of CM Advisors Fixed Income Fund’s average daily net assets, related to activities reasonably intended to result in the sale of shares of the Funds or support servicing of shareholder accounts. During the year ended February 28, 2011, the Funds did not incur any distribution related expenses under the Plans. At a meeting held on April 12, 2010, the Board, including a majority of the Independent Trustees, approved the termination of the Plans effective immediately.

6. Contingencies and Commitments

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

7. Recent Accounting Pronouncement

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements.” ASU No. 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements. Certain disclosures required by ASU No. 2010-06 are effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years. Management has determined that ASU No. 2010-06 has no impact on these financial statements.

8. Subsequent Events

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of the financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

CM Advisors Family of Funds
Report of Independent Registered Public Accounting Firm

To the Board of Trustees of CM Advisors Family of Funds
and the Shareholders of the CM Advisors Fund,
the CM Advisors Opportunity Fund and
the CM Advisors Fixed Income Fund

We have audited the accompanying statements of assets and liabilities of the CM Advisors Fund and the CM Advisors Fixed Income Fund, each a series of shares of beneficial interest of CM Advisors Family of Funds, including the schedules of investments, as of February 28, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. We have also audited the accompanying statement of assets and liabilities of the CM Advisors Opportunity Fund, a series of shares of beneficial interest of CM Advisors Family of Funds, including the schedule of investments, as of February 28, 2011, and the related statements of operations and changes in net assets and the financial highlights for the period November 1, 2010 (commencement of operations) through February 28, 2011. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2011 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the CM Advisors Fund, the CM Advisors Opportunity Fund and the CM Advisors Fixed Income Fund as of February 28, 2011, the results of their operations, the changes in their net assets and their financial highlights for each of the years or periods presented, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
April 25, 2011

CM Advisors Family of Funds
About Your Funds’ Expenses (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. Ongoing costs, which are deducted from each Fund’s gross income, directly reduce the investment return of the Funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples below are based on an investment of $1,000 made at the beginning of the most recent semi-annual period (September 1, 2010 for CM Advisors Fund and CM Advisors Fixed Income Fund and November 1, 2010 for CM Advisors Opportunity Fund) and held until the end of the period (February 28, 2011).

The table below illustrates each Fund’s costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the third column shows the dollar amount of expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the ongoing costs that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Funds under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Funds’ ongoing costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Funds’ actual returns, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not impose any sales loads. However, a redemption fee of 1% is charged on the sale of shares within 180 days of the date of their purchase.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Funds’ expenses, including annual expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds’ prospectus.

CM Advisors Family of Funds
About Your Funds’ Expenses (Unaudited) (Continued)

CM Advisors Fund
	Beginning Account Value September 1, 2010	Ending Account Value February 28, 2011	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,261.60	$8.41
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,017.36	$7.50

*
Expenses are equal to CM Advisors Fund’s annualized expense ratio of 1.50% for the period, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

CM Advisors Opportunity Fund
	Beginning Account Value November 1, 2010	Ending Account Value February 28, 2011	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,058.00	$5.07

*
Expenses are equal to CM Advisors Opportunity Fund’s annualized expense ratio of 1.50% for the period, multiplied by the average account value over the period, multiplied by 120/365 (to reflect the period ended February 28, 2011).

CM Advisors Opportunity Fund
	Beginning Account Value September 1, 2010	Ending Account Value February 28, 2011	Expenses Paid During Period*
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,017.36	$7.50

*
Expenses are equal to CM Advisors Opportunity Fund’s annualized expense ratio of 1.50% for the period, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

CM Advisors Fixed Income Fund
	Beginning Account Value September 1, 2010	Ending Account Value February 28, 2011	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$997.80	$4.36
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.43	$4.41

*
Expenses are equal to CM Advisors Fixed Income Fund’s annualized expense ratio of 0.88% for the period, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

CM Advisors Family of Funds
Other Information (Unaudited)

The Trust files a complete listing of portfolio holdings for the Funds with the SEC as of the first and third quarters of each fiscal year on Form N-Q. The filings are available upon request, by calling 1-888-859-5856. Furthermore, you may obtain a copy of these filings on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-888-859-5856, or on the SEC’s website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-888-859-5856, or on the SEC’s website at http://www.sec.gov.

Federal Tax Information (Unaudited)

In accordance with federal tax requirements, the following provides shareholders with information concerning distributions from ordinary income made by the Funds during the year ended February 28, 2011. Certain dividends paid by the Funds may be subject to a maximum rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. CM Advisors Fund intends to designate up to a maximum amount of its ordinary income dividends of $490,642 as taxed at the maximum rate of 15%. CM Advisors Fixed Income Fund intends to designate up to a maximum amount of its ordinary income dividends of $2,064,460 as taxed at the maximum rate of 15%.

As required by federal regulations, complete information was computed and reported in conjunction with your 2010 Form 1099-DIV.

CM Advisors Family of Funds
Information about Trustees and Executive Officers (Unaudited)

The business and affairs of the Trust are managed under the direction of the Trustees. Information concerning the Trustees and officers of the Trust is set forth on the following pages. Generally, each Trustee serves an indefinite term or until his resignation, death, or otherwise as specified in the Trust’s organizational documents. Any Trustee may be removed at a meeting of shareholders by a vote meeting the requirements of the Trust’s organizational documents. The officers are elected for annual terms. The Statement of Additional Information of the Funds includes additional information about the Trustees and officers and is available, without charge, upon request by calling the Funds’ toll-free at 1-888-859-5856.

Name, Address and Age	Position(s) Held with Trust	Length of Service	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen	Other Directorships of Public Companies
Independent Trustees
Brian R. Bruce (55) 805 Las Cimas Parkway Suite 430 Austin, TX 78746	Trustee	Since 5/2003	Mr. Bruce has been a professor at Southern Methodist University since August 2006 and Chief Executive Officer of Hillcrest Asset Management, LLC, an institutional asset manager, since September 2007. He was Chief Investment Officer of PanAgora Asset Management from December 1999 to March 2007.	3	Mr. Bruce serves as an independent trustee of five series of the Dreman Contrarian Funds, a registered management investment company.
Mark F. Ivan (54) 805 Las Cimas Parkway Suite 430 Austin, TX 78746	Trustee	Since 5/2003	Mr. Ivan has been the President of Ivan Capital Management, Inc. since June 1996.	3	None
Richard M. Lewis (51) 805 Las Cimas Parkway Suite 430 Austin, TX 78746	Trustee	Since 5/2003	Mr. Lewis has been the Chief Financial Officer of Worldcall, Inc., a voice over internet protocol telecom company, since May 2004.	3	None
A. Zorel Paritzky, M.D. (68) 805 Las Cimas Parkway Suite 430 Austin, TX 78746	Trustee	Since 5/2003	Dr. Paritzky was a physician with Cardiac Associates Medical Group, Inc. from 1974 to 2006. He retired from active clinical practice in December 2006.	3	None
William R. Reichenstein, Ph.D. (58) 805 Las Cimas Parkway Suite 430 Austin, TX 78746	Trustee	Since 5/2003	Dr. Reichenstein has been a professor at Baylor University since 1990. He is currently the professor of Finance and the Pat and Thomas R. Powers Chair in Investment Management – Finance, Insurance and Real Estate.	3	Dr. Reichenstein serves as an independent trustee of four series of the Epiphany Funds, a management investment company.

CM Advisors Family of Funds
Information about Trustees and Executive Officers (Unaudited) (Continued)

Name, Address and Age	Position(s) Held with Trust	Length of Service	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen	Other Directorships of Public Companies
Interested Trustees* and Officers
Arnold Van Den Berg (71)** 805 Las Cimas Parkway, Suite 430 Austin, Texas 78746	Trustee, Chairman, President	Since 11/2002	Mr. Van Den Berg is the founder and President, Chief Executive Officer and Chairman of the Board of the Advisor and a member of the Advisor’s investment committee. He has been a portfolio manager for the Advisor since 1974. He was a general partner of TL Partners, L.P., a limited partnership investing in real estate, from 1993 to 2007.	3	None
James D. Brilliant (45)** 805 Las Cimas Parkway, Suite 430 Austin, Texas 78746	Trustee, Treasurer	Since 5/2003	Mr. Brilliant is Vice President, Senior Research Analyst, and Senior Portfolio Manager of the Advisor and a member of the Advisor’s investment committee. He has been with the Advisor since 1986 and is a Chartered Financial Analyst (CFA).	3	None
Scott Van Den Berg (44)** 805 Las Cimas Parkway, Suite 430 Austin, Texas 78746	Trustee, Secretary	Since 5/2003	Mr. Van Den Berg is Vice President and Director of Client Services of the Advisor and a member of the Advisor’s investment committee. He has been with the firm since 1992 and is a Certified Financial Planner (CFP) and a Chartered Retirement Plan Specialist (CRPS).	3	None
Aaron S. Buckholtz (47) 805 Las Cimas Parkway, Suite 430 Austin, Texas 78746	Trustee	Since 5/2003	Mr. Buckholtz is Vice President, Senior Trader and Senior Portfolio Manager of the Advisor and a member of the Advisor’s investment committee. He has been with the firm since 1990 and is a chartered financial analyst (CFA).	3	None
David V. Swann (45) 805 Las Cimas Parkway, Suite 430 Austin, Texas 78746	Chief Compliance Officer	Since 10/2004
Mr. Swann is a licensed attorney and serves as the Advisor’s Chief Compliance Officer. He has been with the Advisor since 2003 and has served as a compliance officer in the investment industry since 2000.

*	Each of the Interested Trustees is an Interested Trustee because he is an officer and employee of the Advisor.
**	Arnold Van Den Berg and Scott Van Den Berg are related as father and son, respectively. James Brilliant is the son-in-law of Arnold Van Den Berg, and the brother-in-law of Scott Van Den Berg.

CM Advisors Fund CM Advisors Fixed Income Fund
Approval of Investment Advisory Agreements (Unaudited)

The Board of Trustees (the “Board”), including the Independent Trustees voting separately, has reviewed and approved the continuance of the Investment Advisory Agreements with the Advisor for the CM Advisors Fund (the “Advisors Fund”) and the CM Advisors Fixed Income Fund (the “Fixed Income Fund”) for an additional annual term. Approval took place at an in-person meeting held on January 31, 2011, at which a majority of the Trustees, including a majority of the Independent Trustees, were present.

In the course of their deliberations, the Board was advised by legal counsel. The Board received and reviewed a substantial amount of information provided by the Advisor in response to requests of the Board and counsel.

In considering the Investment Advisory Agreements for the Advisors Fund and the Fixed Income Fund and reaching their conclusions with respect thereto, the Board reviewed and analyzed various factors that it determined were relevant, including the factors described below.

The nature, extent, and quality of the services provided by the Advisor. In this regard, the Board reviewed the services being provided by the Advisor to the Advisors Fund and the Fixed Income Fund including, without limitation, its investment advisory services since each Fund’s inception, its coordination of services for the Funds among the Funds’ service providers, its compliance procedures and practices, and its efforts to promote the Funds and assist in their distribution. The Board also noted that the Trust’s president, secretary, treasurer, chief compliance officer, principal executive officer and principal financial officer are employees of the Advisor, and serve the Trust without additional compensation from the Advisors Fund or the Fixed Income Fund. After reviewing the foregoing information and further information concerning the Advisor’s business, the Board concluded that the quality, extent, and nature of the services provided by the Advisor are satisfactory and adequate for the Advisors Fund and the Fixed Income Fund.

The investment performance of the Advisors Fund, the Fixed Income Fund and the Advisor. In this regard, the Board compared the performance of the Advisors Fund and the Fixed Income Fund with the performance of its respective benchmark index, comparable funds managed by other advisors and comparable peer group indices. The Board also considered the consistency of the Advisor’s management of the Advisors Fund and the Fixed Income Fund with each Fund’s investment objective and policies. Following review of the short and long-term investment performance of the Advisors Fund and the Fixed Income Fund and each Fund’s Morningstar ratings, the Advisor’s experience in managing each Fund and separate accounts, the Advisor’s historical investment performance and other factors, the Board concluded that the investment performance of the Advisors Fund, the Fixed Income Fund and the Advisor has been satisfactory.

The costs of the services provided and profits realized by the Advisor from its relationship with the Advisors Fund and the Fixed Income Fund. In this regard, the Board considered the Advisor’s staffing, personnel, and methods of operating; the Advisor’s compliance policies and procedures; the financial condition of the Advisor and the level of commitment to the Advisors Fund and the Fixed Income Fund and the Advisor by the principals of the Advisor; the asset levels of the Advisors Fund and the Fixed Income Fund; the Advisor’s previous payment of startup costs for the Advisors Fund and the Fixed Income Fund; the overall expenses of the Advisors Fund and the Fixed Income Fund; and the differences in fees and services provided to the Advisor’s other clients that may be similar to the Advisors Fund or the Fixed Income Fund. The Board considered the Expense Limitation Agreements of the Advisors Fund and the Fixed Income Fund with the Advisor, and the

CM Advisors Fund CM Advisors Fixed Income Fund
Approval of Investment Advisory Agreements (Unaudited) (Continued)

Advisor’s current and past fee waivers with respect to the Advisors Fund and the past fee waivers and expense reimbursements with respect to the Fixed Income Fund under the Expense Limitation Agreements. In addition, the Board took into account that, during the current fiscal year and the fiscal years ended February 28, 2010, 2006 and 2005, the Advisor voluntarily waived a greater portion of its fees than necessary so as to limit the Advisors Fund’s expenses below the level designated in the Expense Limitation Agreement.

The Board also considered potential benefits to the Advisor in managing the Advisors Fund and the Fixed Income Fund, including promotion of the Advisor’s name, the ability for the Advisor to place small accounts into each Fund, and the potential for the Advisor to generate soft dollars from Fund trades that may benefit the Advisor’s clients other than the Funds. The Board compared the fees and expenses of the Advisors Fund and the Fixed Income Fund (including each Fund’s management fee) to a peer group of other funds comparable to the Fund in terms of the type of fund, the style of investment management, the size of the fund and the nature of the investment strategy and markets invested in, among other factors. The Board noted that the Fixed Income Fund’s management fee and net expense ratio are lower than the median and average of its peer group. The Board determined that, while the Advisors Fund’s management fee is higher than all but one of the other funds included in its peer group, the Advisors Fund’s net expense ratio is less than the median of its peer group. The Board also noted that the Advisors Fund was smaller in size than its peer group average. Following these comparisons and upon further consideration of the foregoing, the Board concluded that the management fees paid to the Advisor by the Advisors Fund and the Fixed Income Fund are fair and reasonable.

The extent to which economies of scale would be realized as the Advisors Fund and the Fixed Income Fund each grow and whether management fee levels reflect these economies of scale for the benefit of each Fund’s investors. In this regard, the Board considered that the fee arrangements of the Advisors Fund and the Fixed Income Fund with the Advisor each involve both a management fee and an Expense Limitation Agreement. In connection with the Advisors Fund, the Board determined that, while the management fee remained the same at all asset levels, the Fund has experienced benefits from the Expense Limitation Agreement and from voluntary fee waivers by the Advisor. In addition, the Board noted that the Advisors Fund will benefit from economies of scale under its agreements with service providers other than the Advisor. As to the Fixed Income Fund, the Board determined that, although the Fund’s assets have grown to a level where the Advisor is receiving its full fee, the Fixed Income Fund has experienced benefits from the Expense Limitation Agreement in prior years. The Board noted that, while the management fee would remain the same at all asset levels, the Fixed Income Fund will benefit from economies of scale under its agreements with service providers other than the Advisor. Following further consideration of the asset levels of the Advisors Fund and the Fixed Income Fund, expectations for growth and levels of fees, the Board determined that each Fund’s fee arrangements with the Advisor continue to provide benefits through the Expense Limitation Agreements and that, at the Funds’ current and projected asset levels for the next year, each Fund’s arrangements with the Advisor are fair and reasonable.

The Advisor’s practices regarding brokerage and portfolio transactions. In this regard, the Board considered the Advisor’s standards, and performance in utilizing those standards, to seek best execution for Fund portfolio transactions, including the use of alternative markets (e.g., direct purchases from issuers or underwriters or, as to equity securities,

CM Advisors Fund CM Advisors Fixed Income Fund
Approval of Investment Advisory Agreements (Unaudited) (Continued)

“third market” for listed securities and principal market makers for over-the counter securities). The Board noted that the fixed income portfolio transactions of the Advisors Fund and the Fixed Income Fund are normally principal transactions executed in over-the-counter markets on a “net” basis. The Board also considered the historical portfolio turnover rates for the Advisors Fund and the Fixed Income Fund; the process by which evaluations are made of the overall reasonableness of commissions paid; the method and basis for selecting and evaluating the broker-dealers used; any anticipated allocation of portfolio business to persons affiliated with the Advisor; and the extent to which the Funds allocate portfolio business to broker-dealers who provide research, statistical or other services (“soft dollars”). After further consideration, the Board determined that the Advisor’s practices regarding brokerage and portfolio transactions are satisfactory.

Possible conflicts of interest. In evaluating the possibility for conflicts of interest, the Board considered such matters as the experience and abilities of the advisory personnel assigned to the Advisors Fund and the Fixed Income Fund; the basis of decisions to buy or sell securities for the Funds and/or the Advisor’s other accounts; the method for bunching of portfolio securities transactions; and the substance and administration of the Advisor’s code of ethics. Following further consideration, the Board found the Advisor’s standards and practices relating to the identification and mitigation of potential conflicts of interests to be satisfactory.

Conclusion

After full consideration of the above factors as well as other factors, the Board unanimously concluded that continuance of the Investment Advisory Agreements was in the best interests of the Advisors Fund, the Fixed Income Fund and their shareholders.

CM Advisors Opportunity Fund
Approval of Investment Advisory Agreements (Unaudited)

The Board of Trustees (the “Board”), including the Independent Trustees voting separately, has reviewed and approved the Investment Advisory Agreement with the Advisor for the CM Advisors Opportunity Fund (the “Opportunity Fund”). Approval took place at an in-person meeting held on July 19, 2010, at which a majority of the Trustees, including a majority of the Independent Trustees, were present.

In the course of their deliberations, the Board was advised by legal counsel. The Board received and reviewed a substantial amount of information provided by the Advisor in response to requests of the Board and counsel.

In considering the Investment Advisory Agreement for the Opportunity Fund and reaching their conclusions with respect thereto, the Board reviewed and analyzed various factors that it determined were relevant, including the factors described below.

The nature, extent, and quality of services to be provided by the Advisor. In this regard, the Board reviewed the responsibilities the Advisor would have under the proposed Investment Advisory Agreement. The Board also considered the administrative services that the Advisor would provide to the Opportunity Fund, its proposed efforts during the Fund’s start-up phase, its coordination of services for the Opportunity Fund among the Fund’s service providers, its compliance procedures and practices, and its proposed efforts to promote the Fund and assist in its distribution. The Board considered the services already provided by the Advisor to the current series of the Trust, as well as services provided in connection with the organization of the Opportunity Fund. The Board also noted that the Trust’s president, secretary, treasurer, chief compliance officer, principal executive officer and principal financial officer are employees of the Advisor, and would serve the Trust without additional compensation from the Opportunity Fund. After reviewing the foregoing information and further information concerning the Advisor’s business, the Board concluded that the quality, extent, and nature of the services to be provided by the Advisor are satisfactory and adequate for the Opportunity Fund.

The investment management capabilities and experience of the Advisor. In this regard, the Board evaluated the investment management experience of the Advisor. In particular, the Board received information from the Advisor regarding the experience of the Opportunity Fund’s portfolio manager in managing small cap growth portfolios. The Board reviewed the investment objective and strategies for the Opportunity Fund and the Advisor’s plans for implementing such strategies for the Fund. After consideration of these factors, as well as the Advisor’s capabilities and experience in managing the current series of the Trust, the Board determined that the Advisor would be an appropriate manager for the Opportunity Fund.

The costs of the services to be provided and profits to be realized by the Advisor from its relationship with the Opportunity Fund. In this regard, the Board examined and evaluated the proposed fee arrangements between the Advisor and the Opportunity Fund under the proposed Investment Advisory Agreement. The Board considered the Advisor’s staffing, personnel, and methods of operating; the Advisor’s compliance policies and procedures; the financial condition of the Advisor and the level of commitment to the Opportunity Fund and the Advisor by the principals of the Advisor; the projected asset levels of the Opportunity Fund; the Advisor’s payment of startup costs for the Opportunity Fund; and the projected overall expenses of the Opportunity Fund. The Board reviewed the Opportunity Fund’s proposed Expense Limitation Agreement with the Advisor, and noted the benefit that would result to the Opportunity Fund from the Advisor’s likely waiver of a portion of its management fees for a period of time based on the projected asset levels of the Opportunity Fund.

CM Advisors Opportunity Fund
Approval of Investment Advisory Agreements (Unaudited) (Continued)

The Board also considered potential benefits to the Advisor in managing the Opportunity Fund, including promotion of the Advisor’s name, the ability for the Advisor to place small accounts into the Opportunity Fund, and the potential for the Advisor to generate soft dollars from Fund trades that may benefit the Advisor’s clients other than the Opportunity Fund. The Board then compared the fees and expenses of the Opportunity Fund (including the management fee) to a peer group of other funds comparable to the Opportunity Fund in terms of the type of fund, the style of investment management, the size of the fund and the nature of the investment strategy and markets invested in, among other factors. The Board determined that, while the Opportunity Fund’s management fee is higher than the average of the other funds included in its peer group, the Fund’s net expense ratio will be less than the average of its peer group. Following these comparisons, and upon further consideration of the foregoing factors, the Board concluded that the management fees paid to the Advisor by the Opportunity Fund are fair and reasonable.

The extent to which economies of scale would be realized as the Opportunity Fund grows and whether management fee levels reflect these economies of scale for the benefit of the Fund’s investors. In this regard, the Board considered that the Opportunity Fund’s fee arrangements with the Advisor involve both a management fee and a proposed Expense Limitation Agreement. The Board determined that, while the management fee would remain the same at all asset levels, the Opportunity Fund would experience benefits from its proposed Expense Limitation Agreement, and would continue to do so until the Fund’s assets grow to a level where the Advisor begins receiving its full fee. Thereafter, the Board noted that the Opportunity Fund would benefit from economies of scale under its agreements with service providers other than the Advisor. Following further consideration of the Opportunity Fund’s projected asset levels, expectations for growth and levels of fees, the Board determined that the Opportunity Fund’s fee arrangement with the Advisor would provide benefits through the proposed Expense Limitation Agreement and that, at the Fund’s projected asset level for the next year, the Opportunity Fund’s arrangements with the Advisor are fair and reasonable.

The Advisor’s practices regarding brokerage and portfolio transactions. In this regard, the Board considered the Advisor’s standards, and performance in utilizing those standards, to seek best execution for Fund portfolio transactions, including the use of alternative markets (e.g., direct purchases from issuers or underwriters or, as to equity securities, “third market” for listed securities and principal market makers for over-the counter securities). The Board also considered the anticipated portfolio turnover rate for the Opportunity Fund; the process by which evaluations would be made of the overall reasonableness of commissions paid; the method and basis for selecting and evaluating the broker-dealers to be used; any anticipated allocation of portfolio business to persons affiliated with the Advisor; and the extent to which the Opportunity Fund would allocate portfolio business to broker-dealers who provide research, statistical or other services (“soft dollars”). After further consideration, the Board determined that the Advisor’s practices regarding brokerage and portfolio transactions are satisfactory.

Possible conflicts of interest. In evaluating the possibility for conflicts of interest, the Board considered such matters as the experience and abilities of the advisory personnel assigned to the Opportunity Fund; the basis of decisions to buy or sell securities for the Opportunity Fund and/or the Advisor’s other accounts; the method for bunching of portfolio securities transactions; and the substance and administration of the Advisor’s code of ethics. Following further consideration, the Board found the Advisor’s standards and practices relating to the identification and mitigation of potential conflicts of interests to be satisfactory.

CM Advisors Opportunity Fund
Approval of Investment Advisory Agreements (Unaudited) (Continued)

Conclusion

After full consideration of the above factors as well as other factors, the Board unanimously concluded that the Investment Advisory Agreement was in the best interests of the Opportunity Fund and its shareholders.

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CM Advisors Fund
CM Advisors Opportunity Fund and
CM Advisors Fixed Income Fund
are each a series of
CM Advisors Family of Funds

_______________________

For Shareholder Service Inquiries:	For Investment Advisor Inquiries:
Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, OH 45246-0707	Van Den Berg Management I, Inc. (d/b/a CM Fund Advisors) 805 Las Cimas Parkway, Suite 430 Austin, Texas 78746

Toll-Free Telephone:	Toll-Free Telephone:
1-888-859-5856	1-888-859-5856

World Wide Web @:
www.cmadvisorsfunds.com

Investment in the Funds is subject to investment risks, including the possible loss of some or all of the principal amount invested. No investment strategy works all the time, and past performance is not necessarily indicative of future performance.

The performance information quoted in this report represents past performance, which is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. A redemption fee of 1% of the amount redeemed is imposed on redemptions of Fund shares occurring within 180 days following the purchase of such shares.

An investor should consider the investment objectives, risks, and charges and expenses of the Funds carefully before investing. The prospectus contains this and other information about the Funds. A copy of the prospectus is available at www.centman.com or by calling Shareholder Services at 1-888-859-5856. The prospectus should be read carefully before investing.

For More Information on your CM Advisors Family of Funds:

See Our Web site @ www.cmadvisorsfunds.com or

Call Our Shareholder Services Group Toll-Free at 1-888-859-5856

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  Pursuant to Item 12(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR.  During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee.  The name of the audit committee financial expert is Richard M. Lewis.  Mr. Lewis is “independent” for purposes of this Item.

Item 4.	Principal Accountant Fees and Services.

(a)
Audit Fees.  The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $27,500 and $25,500 with respect to the registrant’s fiscal years ended February 28, 2011 and 2010, respectively.

(b)
Audit-Related Fees.  No fees were billed in either of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)
Tax Fees.  The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $4,000 and $4,000 with respect to the registrant’s fiscal years ended February 28, 2011 and 2010, respectively.  The services comprising these fees are the preparation of the registrant’s federal and state income and federal excise tax returns.

(d)
All Other Fees.  No fees were billed in either of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e)(2)	None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)
Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)
Aggregate non-audit fees of $4,000 and $4,000 were billed by the registrant’s accountant for services rendered to the registrant with respect to the fiscal years ended February 28, 2011 and 2010, respectively.  No non-audit fees were billed in either of the last two fiscal years by the registrant’s accountant for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)
The principal accountant has not provided any non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a)  Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)  There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit:  Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3)  Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons:  Not applicable

(b)  Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)):  Attached hereto

Exhibit 99.CODE ETH	Code of Ethics

Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)   CM Advisors Family of Funds

By (Signature and Title)*		/s/ Arnold Van Den Berg
Arnold Van Den Berg, Chairman and President

Date	May 3, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Arnold Van Den Berg
Arnold Van Den Berg, Chairman and President

Date	May 3, 2011

By (Signature and Title)*		/s/ James D. Brilliant
James D. Brilliant, Treasurer

Date	May 3, 2011

* Print the name and title of each signing officer under his or her signature.